UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             November 27, 2001
                                                           ---------------------


                              MATLACK SYSTEMS, INC.
                   (Debtor-In-Possession as of March 29, 2001)
             (Exact name of registrant as specified in its charter)

           Delaware                      1-10105            51-0310173
--------------------------------------------------------------------------------
(State or Other Jurisdiction of        (Commission       (I.R.S. Employer
Incorporation or Organization)        File Number)    Identification Number)

 One Rollins Plaza, Wilmington, Delaware                          19803
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:               (302) 426-2700
                                                               -----------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.

     Matlack Systems, Inc., a Delaware corporation (the "Company"), is filing herewith the Monthly Operating Report for the period from September 1, 2001 to September 30, 2001, which the Company has filed with the United States Bankruptcy Court for the District of Delaware, in connection with the ongoing proceeding under Chapter 11 of the United States Bankruptcy Code involving the Company and all of its wholly owned subsidiaries, Case No. 01-1114 (MFW).

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

     (c) Exhibits:

          99(f)Monthly Operating Report for the period from September 1, 2001 to
               September 30, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MATLACK SYSTEMS, INC.


Dated:   November 29, 2001             By:
                                           -------------------------------------
                                           Patrick J. Bagley
                                           Vice President-Finance & Treasurer

                                  EXHIBIT INDEX

Exhibit No.                             Description

99(f) Monthly Operating Report for the period from September 1, 2001 to September 30, 2001.

Exhibit 99(f)
                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                      Reporting Period:  September 1, 2001 to September 30, 2001


                            MONTHLY OPERATING REPORT

     File with Court and submit copy to United States Trustee within 20 days after end of month

                                                                                              Document      Explanation
 REQUIRED DOCUMENTS                                                    Form No.               Attached      Attached
-----------------------------------------------------------------------------------------------------------------------
 Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          Yes           Note 1
   Copies of bank statements                                                                  No
   Cash disbursements journals                                                                No
 Statement of Operations                                               MOR-2                  Yes
 Balance Sheet                                                         MOR-3                  Yes
 Status of Postpetition Taxes                                          MOR-4                  Yes
   Copies of IRS Form 6123 or payment receipt                                                 No            N/A
   Copies of tax returns filed during reporting period                                        No            Note 2
 Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
   Listing of aged accounts payable                                                           No            Note 3
 Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
 Debtor Questionnaire                                                  MOR-5                  Yes

 I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.





 ---------------------------------------      ----------------------
 Signature of Debtor                          Date




 ---------------------------------------      ----------------------
 Signature of Joint Debtor                    Date


                                              November 21, 2001
 ---------------------------------------      ----------------------
 Signature of Authorized Individual*          Date



 Stephen E. Judge                             Vice President Admin / Controller
 ---------------------------------------      ----------------------------------
 Printed Name of Authorized Individual        Title of Authorized Individual




Note 1: Detailed bank reconciliations available upon request.
Note 2: Tax returns relating to the Post-Petition available upon request.
Note 3: Aged accounts receivable listing available upon request.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                      Reporting Period:  September 1, 2001 to September 30, 2001

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                             BANK ACCOUNTS              For the Current Period
                                                                    From Aug. 1, 2001 to Aug.31, 2001     Cumulative Since Filing
                                       OPERATING    PAYROLL & TAX       Actual        Projected            Actual      Projected
----------------------------------------------------------------------------------------------------------------------------------
                                           (Note 1)
Cash Receipts
    Collection of Accounts           $   3,456,517                 $   3,456,517  $   3,875,000       $ 55,134,671  $ 55,553,000
Receivable
    Other                                  513,546                       513,546        512,000          1,525,979     1,355,000
                                     -------------- -------------  -------------- ---------------     ------------- ------------
    Total Cash Receipts                  3,970,063            0        3,970,063      4,387,000         56,660,650    56,908,000
                                     -------------- -------------  -------------- ---------------     ------------- ------------
                                                                                          -                                -
Cash Disbursements

    Total Payroll                          107,616      429,155          536,771        522,000         21,541,089    21,880,200

    Leased Operators                        77,488                        77,488         25,000          4,858,071     4,890,000

    Operating Expenses

        Fuel                                 3,180                         3,180          -              4,266,071     5,037,000

        Occupancy costs                    219,802                       219,802        208,000          1,661,903     1,851,100

        Equipment Costs                    299,622                       299,622        120,000          2,062,240     2,340,800

        Insurance                          236,850                       236,850        485,000          5,385,462     6,181,800

        Other Operating Expenses           455,259                       455,259        620,000          8,069,327    10,451,999
                                     -------------- -------------  -------------- ---------------     ------------- ------------
    Total Operating Expenses             1,214,713                     1,214,713      1,433,000         21,445,003    25,862,699

    Deposits with Key Vendors                -                             -              -                 41,148       150,000

    CAPEX - Equipment Refurbishment          -                             -              -                 13,050       399,200

    Deferred Rental and Leasing              -                             -              -                 63,789     1,414,000
Costs

    Restructuring Costs                    481,781      227,976          709,757      1,283,800          2,186,428     5,365,400

    Remittance of Equipment Sales        2,662,468                     2,662,468                         3,538,179         -
    Proceeds to Secured Lender

  Inter - Account Transfer                 657,131     (657,131)                                             -
                                     -------------- -------------  -------------- ---------------     ------------- ------------
    Total Disbursements                  5,201,197        -            5,201,197      3,263,800         53,686,757    59,961,499
                                     -------------- -------------  -------------- ---------------     ------------- ------------
Net Cash Flow/Requirements              (1,231,134)       -           (1,231,134)     1,123,200          2,973,893    (3,053,499)

    Opening Cash                         5,120,710                     5,120,710     (2,859,698)           915,683     1,317,000
                                     -------------- -------------  -------------- ---------------     ------------- ------------
   Closing Cash                      $   3,889,576                 $   3,889,576  $  (1,736,498)     $   3,889,576 $   (1,736,499)
                                     ============== =============  ============== ===============     ============= ============

                                      THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
----------------------------------------------------------------------------------------------
                                                                                Q1                  Q2              Q3
                                                                                --                  --              --
TOTAL DISBURSEMENTS                                                   $    150,000      $   31,512,851    $  22,023,906
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                            0                   0                0
    PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
                             (i.e. from escrow accounts)                         0                   0                0
                                                                       ------------     ---------------   -------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES        $    150,000     $   31,512,851    $  22,023,906
                                                                       ============     ===============   =============


Note 1: The Operating Account represents the aggregate of the Company's operating accounts including $US & $Cnd Disbursement and Lockbox accounts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                      Reporting Period:  September 1, 2001 to September 30, 2001


                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
     A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                          Expressed in USD                                         Expressed in USD
                             Converted @                                             Converted @
                               1:1.51                                                 1:1.1.51
              ------------------------------------------------------------------------------------
                   1              2            3             4             5              6
               Operating      Operating                                               Operating
                (Mellon    (Mellon Canada  Operating     Operating     Operating    (Bank of Nova
               Lockbox)       Lockbox)    (Mellon DE)  (First Union)   (Mellon)        Scotia)
               #145-2480     #01-600052   #8016-376-9  #2000032632253  #0090907       #00820-15
                Note 1         Note 2       Note 3        Note 4        Note 5         Note 6
              ------------------------------------------------------------------------------------
BALANCE PER    $3,814,264     $153,698       $352,093       $10,931     ($761,482)        ($698)
BOOKS
--------------------------------------------------------------------------------------------------

BANK BALANCE   $3,619,927      $62,399       $352,093       $10,944            $0       $56,039
(+) DEPOSITS           $0           $0             $0            $0            $0            $0
IN TRANSIT
(-)
OUTSTANDING     ($163,486)          $0             $0            $0            $0      ($48,340)
CHECKS
OTHER                  $0           $0             $0            $0            $0            $0
              ------------------------------------------------------------------------------------
ADJUSTED       $3,456,441      $62,399       $352,093       $10,944            $0       ($7,699)
BANK BALANCE*
              ------------------------------------------------------------------------------------
*Adjusted
bank balance
must equal
  balance
per books
(see Note 11)
DEPOSITS IN         None           None         None          None          None           None
TRANSIT
CHECKS               Yes           None         None          None          None            Yes
OUTSTANDING

-------------------------------------------------------------------------------
    7           8          9          10          11         12
                       Tax            Tax     Tax        Matlack
 Payroll     Payroll   Prefunding Prefunding  Prefunding    Inc.
 (Mellon)   (Mellon)     Mellon     Mellon      Mellon    Working
#119-8127   #021-8376  #021-81812  #021-8309  #021-8931    Funds
  Note 7     Note 8      Note 9     Note 9      Note 9    Note 10   Grand Total
-------------------------------------------------------------------------------
 $371,796         $0        $202         $0          $0    $26,754   $3,967,558

-------------------------------------------------------------------------------

 $131,221    $15,933          $0                     $0         $0   $4,248,556
                                                                             $0


($131,221)  ($15,933)         $0                                      ($358,980)

                                                                             $0
-------------------------------------------------------------------------------
       $0         $0          $0         $0          $0         $0   $3,889,576

-------------------------------------------------------------------------------
                                                                    (NOTE 11)





      None       None        None       None        None       None

       ALL        ALL        None       None        None       None




OTHER


Note 1: This account is used primarily for collection of cash receipts on trade receivables, to wire funds to trade suppliers and to fund the payroll accounts, as well as to receive wire transfers of funds from outside parties.
Note 2: This account is used primarily for collection of cash receipts on Canadian trade receivables. Proceeds received in this account are transferred on a regular basis to the Bank of Nova Scotia account.
Note 3: This account is used for cash receipts unrelated to trade receivables.
Note 4:  This account is not active.
Note 5: This account is used for disbursements to pay trade payables by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 6: This account is used for $Cnd disbursements to pay trade payables and salaries by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 7: This account is the payroll check disbursement account. A detailed listing of outstanding checks cannot be provided to respect the confidentiality of the payees.
Note 8: This account is used to pay salaries by direct deposit.
Note 9: These accounts are funded by the Mellon lockbox account to pay various taxes.
Note 10: This represents the aggregate of the terminal working fund accounts, the funding of which are reflected as disbursements in the Schedule of Cash Receipts & Disbursements.
Note 11: The Adjusted Bank Balance represents the Bank balance net of Post-Petition checks in circulation. The Balance per Book represents the bank balance net of Pre- & Post-Petition checks in circulation (Pre-Petition checks have not yet been voided.)

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                      Reporting Period:  September 1, 2001 to September 30, 2001


                             STATEMENT OF OPERATIONS

                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                   Current                 Cumulative
                                                                    Month                Filing to Date
                                                                    -----                --------------
       REVENUES
       Revenue (Net)                                                   $1,113,071               $39,565,016
                                                           ========================= ========================
       OPERATING EXPENSES
           Owned Compensation                                             411,048                 9,790,366
           Leased Operator Compensation                                    30,302                 5,047,924
           Fuel Expense                                                    17,111                 3,043,352
           Misc. Direct Costs                                             115,744                 3,771,750
           Cleaning Expenses                                               11,731                 4,262,855
           Mechanics Compensation                                          40,719                 1,266,736
           Misc. Maintenance Expense                                      148,494                 1,771,965
           Equipment Costs                                                674,518                 7,156,398
           Terminal Expenses                                            2,556,691                 8,147,244
                                                           ------------------------- ------------------------
                TOTAL OPERATING EXPENSES                                4,006,358                44,258,590
                                                           ------------------------- ------------------------
       GROSS PROFIT / (LOSS)                                           (2,893,287)               (4,693,574)
                                                           ========================= ========================
       G&A EXPENSES                                                     3,233,637                10,042,352
                                                           ------------------------- ------------------------
       OPERATING PROFIT / (LOSS)                                       (6,126,924)              (14,735,926)

       OTHER INCOME / EXPENSE
           Gain/Loss on Sale of Equipment                                 248,289                   (58,569)
           Other Income/Deductions                                        537,838                   529,100
                                                           ------------------------- ------------------------
                TOTAL OTHER INCOME/EXPENSES                               786,127                   470,531
                                                           ------------------------- ------------------------
       PROFIT / (LOSS)                                                ($6,913,051)             ($15,206,457)
                                                           ========================= ========================

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                  Reporting Period:  May 1, 2001 to May 31, 2001


                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date
-----------------------------------------------------------------------------------------------------------------
Revenue
   Owned Linehaul Revenue                                                            0               20,035,706
   Owned Accessorial Revenue                                                         0                4,477,068
   Leased Linehaul Revenue                                                           0                6,865,934
   Leased Accessorial Revenue                                                        0                  774,372
   Cleaning Revenue                                                                  0                4,970,227
   Other Operating Revenue                                                   1,113,071                1,131,525
   X-Rail Revenue                                                                    0                  986,185
   Maintenance Revenue                                                               0                  323,999
                                                                  ------------------------ ----------------------
                                                                             1,113,071               39,565,016
                                                                  ------------------------ ----------------------
Owned Compensation
   Driver Pay Hourly                                                            (5,901)               3,089,975
   Driver Overtime Pay                                                               0                   34,120
   Contractual Pay Mile                                                         29,804                3,554,699
   Fringe Benefits                                                             387,145                3,111,572
                                                                  ------------------------ ----------------------
                                                                               411,048                9,790,366
                                                                  ------------------------ ----------------------
Leased Operator Comp
   Leased Operator Comp                                                         16,445                4,951,306
   Purchased Transportation                                                     13,857                   96,618
                                                                  ------------------------ ----------------------
                                                                                30,302                5,047,924
                                                                  ------------------------ ----------------------
Fuel Expense
   Fuel Terminal                                                                     0                1,141,868
   Fuel Outside                                                                 14,827                1,858,209
   Fuel Taxes                                                                    1,539                    3,904
   Oil and Oil Tax                                                                 745                   39,371
                                                                  ------------------------ ----------------------
                                                                                17,111                3,043,352
                                                                  ------------------------ ----------------------
Misc Direct Costs
   Utility Pay Hourly                                                                0                  203,219
   Utility Fringe Benefits                                                           0                    7,902
   Tire                                                                            811                  401,903
   Hose                                                                         (2,803)                 158,944
   Meals                                                                           710                  226,995
   Lay Over                                                                      5,521                  610,702
   Tolls                                                                         3,893                  211,462
   Fines                                                                           868                   14,325
   Mileage Taxes                                                                     0                  112,494
   Insurance                                                                   106,744                1,823,804
                                                                  ------------------------ ----------------------
                                                                               115,744                3,771,750
                                                                  ------------------------ ----------------------
Cleaning Expenses
   Cleaners Pay                                                                  6,872                1,037,567
   Overtime Pay                                                                    171                   42,431
   Fringe Benefits                                                              54,689                  690,560
   Cleaning Supplies                                                            (6,837)                 688,807
   Waste Treatment                                                              28,362                  931,729
   Outside Contractors                                                         (71,526)                 772,484
   Net Cleaning Interbranch                                                          0                   (1,285)
   Environmental                                                                     0                  100,562
                                                                  ------------------------ ----------------------
                                                                                11,731                4,262,855
                                                                  ------------------------ ----------------------
Mechanics Compensation
   Mechanics Pay                                                                 4,016                  772,715
   Overtime Pay                                                                     92                   53,916
   Fringe Benefits                                                              36,611                  440,356
   Net Mechanics Interbranch                                                         0                        0
                                                                  ------------------------ ----------------------
                                                                                40,719                1,266,987
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                  Reporting Period:  May 1, 2001 to May 31, 2001

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date
-----------------------------------------------------------------------------------------------------------------
Misc Maintenance Expense
   Parts Expense                                                               147,173                  753,899
   Outside Repairs                                                              14,815                  786,006
   Tire Repair                                                                 (11,471)                  94,453
   Shop Expense                                                                 (2,023)                 137,607
                                                                  ------------------------ ----------------------
                                                                               148,494                1,771,965
                                                                  ------------------------ ----------------------
Equipment Costs
   Tractor Depreciation                                                           (801)                  56,373
   Tractor Rent                                                                141,694                2,539,124
   Trailer Depreciation                                                            348                1,017,392
   Trailer Rent                                                                      0                   88,032
   License                                                                     157,187                  952,479
   Permit                                                                       13,004                   96,196
   Interest                                                                    363,086                2,405,552
                                                                  ------------------------ ----------------------
                                                                               674,518                7,155,148
                                                                  ------------------------ ----------------------
Terminal Expenses
   Terminal Salary & Fringe                                                  1,725,890                2,995,733
   Utilities                                                                    24,427                  834,070
   Communication Equipment                                                           0                  101,824
   Communication Usage                                                           4,174                  592,120
   Facility Maintenance                                                          3,945                  295,808
   Facility Occupancy                                                          123,191                1,353,838
   Transportation General                                                      675,064                1,973,851
                                                                  ------------------------ ----------------------
                                                                             2,556,691                8,147,244
                                                                  ------------------------ ----------------------
G&A Expenses
   Salaries Expense                                                            347,412                3,302,276
   Fringe Benefits                                                             307,336                  414,562
   Communications Basic                                                            800                   74,365
   Communication Services                                                        4,504                    7,442
   Facilities - Rents                                                                0                  293,026
   General Office Supplies                                                      (1,028)                  22,500
   IBM Supplies                                                                      0                    4,147
   Conventions & Seminars                                                            0                   14,322
   Postage                                                                          63                   79,343
   Travel & Other                                                                  698                  169,430
   Outside Services                                                          1,343,014                3,288,367
   Computer Software                                                                 0                   35,794
   General & Admin                                                               2,055                  190,623
   Marketing Promotions                                                              0                    4,575
   Legal                                                                         2,253                  177,311
   Insurance                                                                         0                  266,173
   Dues & Contributions                                                              0                      361
   Depreciation                                                                      0                  118,339
   Depreciation - Leasehold                                                          0                   40,740
   Computer Equipment Rent                                                       9,561                  318,565
   Other Expense/Terminal Exp.                                               1,216,969                1,220,091
                                                                  ------------------------ ----------------------
                                                                             3,233,637               10,042,352
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                      Reporting Period:  September 1, 2001 to September 30, 2001

                                  BALANCE SHEET

     The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                            BOOK VALUE AT END OF              BOOK VALUE ON
ASSETS                                                     CURRENT REPORTING MONTH            PETITION DATE
--------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
   Cash                                                                 $3,967,558                       $389,571
   Restricted Cash                                                       6,472,851
   Accounts Receivable (Net)                                             1,643,447                     18,045,306
   Inventories                                                           2,739,657                      3,639,142
   Prepaid Expenses                                                        361,022                      2,108,548
                                                        ------------------------------ -----------------------------
         TOTAL CURRENT ASSETS                                           15,184,535                     24,182,567
                                                        ------------------------------ -----------------------------
PROPERTY AND EQUIPMENT
   Revenue Equipment - Cost                                             75,474,247                     98,199,269
   Less:  Accumulated Depreciation (Revenue)                           (58,089,998)                   (75,767,277)
   Other Property & Equipment - Cost                                    71,213,308                     72,633,319
   Less:  Accumulated Depreciation (Other)                             (41,591,609)                   (41,326,073)
                                                        ------------------------------ -----------------------------
         TOTAL PROPERTY & EQUIPMENT                                     47,005,948                     53,739,238
                                                        ------------------------------ -----------------------------
OTHER ASSETS
   Goodwill                                                                      0                        744,016
   Other Assets                                                            400,000                        937,839
                                                        ------------------------------ -----------------------------
         TOTAL OTHER ASSETS                                                400,000                      1,681,855
                                                        ------------------------------ -----------------------------

TOTAL ASSETS                                                           $62,590,483                    $79,603,660
                                                      =============================== ==============================


                                                            BOOK VALUE AT END OF              BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                               CURRENT REPORTING MONTH            PETITION DATE
--------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
   Accounts Payable                                                      2,004,155
   Accrued Wages & Benefits                                                579,935
   Accrued Interest                                                      2,405,551
   Accrued Professional Fees (Note 1)                                    1,756,278
   Accrued Taxes (refer to FORM MOR-4)                                     196,651
   Accrued Insurance, Environmental & Other                             (1,055,651)
   Amounts Due to Insiders (Note 1)
                                                        ------------------------------ -----------------------------
         TOTAL POSTPETITION LIABILITIES                                  5,886,919                              0
                                                        ------------------------------ -----------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
   Secured Debt                                                         46,234,256                     46,234,256
   Priority Debt                                                         2,608,541                      9,330,355
   Unsecured Debt                                                       32,153,819                     33,125,644
                                                        ------------------------------ -----------------------------
         TOTAL PRE-PETITION LIABILITIES                                 80,996,616                     88,690,255
                                                        ------------------------------ -----------------------------
                                                        ------------------------------ -----------------------------
   TOTAL LIABILITIES                                                    86,883,535                     88,690,255
                                                      =============================== ==============================
OWNER EQUITY
   Capital Stock                                                         8,814,434                      8,814,434
   Capital Surplus                                                      10,619,341                     10,619,341
   Retained Earnings - Pre-Petition                                    (28,520,370)                   (28,520,370)
   Retained Earnings - Post-Petition                                   (15,206,457)
   Post-Petition Contributions (Distributions) (Draws)
(attach schedule)
                                                      ------------------------------- ------------------------------
   NET OWNER EQUITY                                                  (24,293,052)                     (9,086,595)
                                                      =============================== ==============================

TOTAL LIABILITIES AND OWNERS' EQUITY                                 $62,590,483                     $79,603,660
                                                      =============================== ==============================

Note 1: Amounts due to insiders are included in Accounts Payables and Accrued Wages.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                      Reporting Period:  September 1, 2001 to September 30, 2001



                          STATUS OF POSTPETITION TAXES


The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                         Beginning     Amount                                               Ending
                                            Tax       Withheld      Amount        Date       Check No.        Tax
                                         Liability   or Accrued      Paid         Paid         or EFT      Liability
--------------------------------------------------------------------------------------------------------------------
Federal
Withholding                                     0       96,473       97,984      Various        EFT          -1,511
FICA - Employee                                 0       41,716       41,343      Various        EFT             373
FICA - Employer                                 0       41,349       40,972      Various        EFT             377
Unemployment                                  416            0        4,135                                  -3,719
Other                                           0            0            0                                       0
                                        ------------ ------------ ------------ ------------ ------------- ----------
    Total Federal Taxes                   102,583      179,538      184,434                                  -4,480
                                        ------------ ------------ ------------ ------------ ------------- ----------
State and Local
Withholding                                44,244       58,697       35,433      Various        EFT          67,508
Sales                                      78,264            0        5,668      Various                     72,596
Income                                          0            0            0                                       0
Unemployment                               -6,426          377            0                                  -6,049
Real & Personal Property                  303,779       23,735       41,627      Various                    285,887
Other                                     408,695            0        2,203      Various                    406,492
                                        ------------ ------------ ------------ ------------ ------------- ----------
    Total State and Local                 823,074       82,809       84,931                                 826,434
                                        ------------ ------------ ------------ ------------ ------------- ----------
Total Taxes                               925,657      262,347      269,365                                 821,954
                                        ------------ ------------ ------------ ------------ ------------- ----------


                      SUMMARY OF UNPAID POSTPETITION DEBITS

Attach aged listing of accounts payable.

                                                                   Number of Days Past Due
                                          Current       0-30         31-60        61-90       Over 90        Total
                                          -------       ----         -----        -----       -------        -----
--------------------------------------------------------------------------------------------------------------------
Accounts Payable                                     2,004,155            0                               2,004,155
Accrued Wages & Benefits                               579,935                                              579,935
Accrued Interest                                     2,405,551                                            2,405,551
Accrued Professional Fees                            1,756,278                                            1,756,278
Accrued Taxes (refer to FORM MOR-4)                    196,651                                              196,651
Accrued Insurance, Environmental &                  (1,055,651)                                          (1,055,651)
Other
                                        ------------ ------------ ------------ ------------ ------------- ----------
Total Post-Petition Debts                            5,886,919            0            0            0     5,886,919
                                        ------------ ------------ ------------ ------------ ------------- ----------


Explain how and when the Debtor intends to pay any past-due post-petition debts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                      Reporting Period:  September 1, 2001 to September 30, 2001


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


 Accounts Receivable Reconciliation                                                 Amount
----------------------------------------------------------------------------------------------
 Total Accounts Receivable at the beginning of the reporting period                 $3,359,414
 + Amounts billed during the period                                                     89,319 (Note 1)
 - Amounts collected during the period                                              (3,456,517)
 - Bad Debt and other write-offs                                                      (253,488)
 + Change in Reserve                                                                   936,000
 - Other during the period                                                                   0
                                                                                    ----------
 Total Accounts Receivable at the end of the reporting period                       $  674,728
                                                                                    ==========

 Accounts Receivable Aging                                                          Amount
----------------------------------------------------------------------------------------------
 0 - 30 days old                                                                       171,123
 31 - 60 days old                                                                      886,114
 61 - 90 days old                                                                      704,952
 91 + days old                                                                       1,226,539
                                                                                     2,988,728
 Foreign exchange, Revenue Recognition, Sales Accrual Adjustments &
 Write-offs                                                                                  0
 Amount considered uncollectible (Bad Debt)                                         (2,314,000)
                                                                                    ----------
 Accounts Receivable (Net)                                                             674,728
                                                                                    ==========
                              DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------
 Must be completed each month                                                Yes           No
----------------------------------------------------------------------------------------------
 1.   Have any assets been sold or transferred outside the normal course                    X
      of business this reporting period?  If yes, provide an explanation below.
 2    Have any funds been disbursed from any account other than a debtor                    X
      in possession account this reporting period?  If yes, provide an explanation below.
 3.   Have all postpetition tax returns been timely filed?  If no,             X
      provide an explanation below.
 4.   Are workers compensation, general liability and other necessary          X
      insurance coverages in effect?  If no, provide an explanation below.



Note 1: This amount differs from the Revenue reported on MOR-2 due to the sales tax and foreign exchange posted to the G/L.